Exhibit 10.24

FIFTH MODIFICATION OF AMENDED AND RESTATED
REVOLVING LINE OF CREDIT LOAN AGREEMENT, TERM LOANS
AGREEMENT AND SECURITY AGREEMENT

THIS FIFTH MODIFICATION OF AMENDED AND RESTATED REVOLVING LINE OF CREDIT LOAN AGREEMENT, TERM LOANS AGREEMENT AND SECURITY AGREEMENT (“Fifth Modification”) is entered into effective as of the 24th day of March, 2003, by and between On-Site Sourcing, Inc., a Delaware corporation (the “Borrower”), with its principal office at 832 North Henry Street, Alexandria, Virginia 22314, and Wachovia Bank, National Association, formerly known as First Union National Bank (the “Lender”), a national banking association with an address of 1970 Chain Bridge Road, McLean, Virginia  22102.

RECITALS:

R-1.                           Lender made a loan in the form of a revolving line of credit (“Line of Credit”) to Borrower, currently in the maximum principal sum of Seven Million and 00/100 Dollars ($7,000,000.00), evidenced by an Amended and Restated Revolving Note, dated as of May 30, 2001, as modified by that certain First Modification of Amended and Restated Revolving Note dated as of May 23, 2002 (as so modified, the “Revolving Note”).  The Line of Credit is governed and secured by that certain Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement executed by Borrower and Lender dated as of May 30, 2001, as modified by that certain First Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement dated as of July 2, 2001, that certain Second Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement dated as of May 23, 2002, that certain Third Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement dated as of September 25, 2002, and that certain Fourth Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement dated as of February 3, 2003  (as so modified, the “Loan Agreement”).

R-2.                           The Loan Agreement also governs and secures (1) that certain term loan to Borrower and North Henry Street Realty Company, LLC, a Delaware limited liability company (“North Henry”), in the original principal amount of Five Million Eight Hundred Thousand and 00/100 Dollars ($5,800,000.00), as evidenced by that certain Commercial Note executed by Borrower and North Henry dated as of November 15, 2000; (2) that certain term loan to Borrower in the original principal amount of One Million One Hundred Twenty Five Thousand and 00/100 Dollars ($1,125,000.00), as evidenced by that certain Term Note dated June 12, 2000; (3) that certain term loan to Borrower in the original principal amount of One Million Seven Hundred Eighty Thousand Three Hundred and 00/100 Dollars ($1,780,300.00), as evidenced by that certain Term Note dated July 2, 2001; and (4) that certain term loan to Borrower in the original principal amount of One Million Two Hundred Fifty Thousand and 00/100 Dollars ($1,250,000.00), as evidenced by that certain Term Note dated September 25, 2002.

R-3.                           Contemporaneous herewith, Borrower and the Lender have modified the Revolving Note pursuant to a Second Modification of Amended and Restated Revolving Note to extend the maturity date of the Line of Credit to May 31, 2004 and for certain other purposes.

R-4.                           As a condition and to induce Lender to extend the maturity date of the Line of Credit, Borrower and Lender have agreed to further modify the Loan Agreement to extend the “Ending Date” as defined in the Loan Agreement to May 31, 2004 and for certain other purposes.

NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

1.                                       Capitalized terms not otherwise defined herein shall have the meanings as set forth for such terms in the Loan Agreement.

2.                                       To induce the Lender to enter into this Fifth Modification, the Borrower warrants and represents to the Lender that:

a.                                       The Borrower’s books and records properly reflect the Borrower’s financial condition, and no material adverse change in the Borrower’s financial condition has occurred since the last date that the Borrower provided financial reports to the Lender; and

b.                                      No litigation is pending or threatened against the Borrower of which the Borrower has not informed the Lender in writing; and

c.                                       The Borrower is in compliance with all provisions of the Loan Agreement and with all applicable laws and regulations; and

d.                                      Borrower has the power and authority to enter into this Fifth Modification, to perform its obligations hereunder, to execute all documents being executed and delivered in connection herewith, and to incur the obligations provided for herein, all of which have been duly authorized and approved in accordance with the Borrower’s organizational documents; and

e.                                       This Fifth Modification, together with all documents executed in connection herewith or pursuant hereto, constitute the valid and legally binding obligations of the Borrower in accordance with their respective terms; and

f.                                         The Borrower’s obligations under the Loan Documents (as defined in the Loan Agreement, as modified hereby) remain valid and enforceable obligations, and the execution and delivery of this Fifth Modification and any other documents executed in connection herewith shall not be construed as a novation of the Loan Agreement or the other Loan Documents.

3.                                       The definition of  “Ending Date” under the Loan Agreement is hereby deleted in its entirety and restated as follows:

“ff.  “Ending Date” means May 31, 2004.”

4.                                       The Borrower promises to pay, on demand, all costs (including a loan fee of Seventeen Thousand Five Hundred and 00/100 Dollars [$17,500.00] and attorneys fees) incurred by the Lender for the preparation of this Fifth Modification, any additional documents and any other expenses incurred by Lender in relation to this Fifth Modification.

5.                                       The Borrower authorizes the Lender to advance funds to itself or to third parties to pay the fees, costs and expenses listed in this Fifth Modification, which advances shall be deemed to be Advances to the Borrower under the Loan Agreement.

6.                                       ARBITRATION: PROVISIONS IN THE LOAN AGREEMENT REGARDING ARBITRATION ARE INCORPORATED HEREIN BY REFERENCE AS IF FULLY SET FORTH HEREIN.

7.                                       Except as modified by this Fifth Modification, the Loan Agreement remains in full force and effect and unmodified.  Borrower warrants and represents that it has no offsets or defenses to its obligations under the Loan Agreement, as so modified, and the other Loan Documents.

8.                                       In consideration of Lender’s agreement to this Fifth Modification, the Borrower hereby releases and waives any and all claims of any kind that it may have against the Lender as of the date of this Fifth Modification arising out of or relating to the Loan Agreement, as amended by this Fifth Modification.

IN WITNESS WHEREOF, the parties have executed this Fifth Modification as of the date and year first written above.

ON-SITE SOURCING, INC., a Delaware corporation

By:	/s/ Jason Parikh	(SEAL)
Name:	Jason Parikh
Title:	CFO

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Joseph C. Costa	(SEAL)
Name:	Joseph C. Costa
Title:	Vice-President

STATE OF VIRGINIA

COUNTY OF Arlington: to wit:

I, the undersigned Notary Public in and for the State and County aforesaid, do hereby certify that Jason Parikh as CFO of On-Site Sourcing, Inc., whose name is signed to the foregoing Fifth Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement, personally appeared before me within the aforesaid jurisdiction and acknowledged the same.

GIVEN under my hand and seal this 24th day of March, 2003.

/s/ A. Touloumes - Britt
Notary Public

My Commission expires: 6/30/05

STATE OF VIRGINIA

COUNTY OF Fairfax: to wit:

I, the undersigned Notary Public in and for the State and County aforesaid, do hereby certify that Joseph C. Costa as Vice-President of Wachovia Bank, National Association, whose name is signed to the foregoing Fifth Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement, personally appeared before me within the aforesaid jurisdiction and acknowledged the same.

GIVEN under my hand and seal this 25th day of March, 2003.

/s/ Karen E. Reynolds
Notary Public

My Commission expires: 5/31/05

CONSENT OF NORTH HENRY STREET REALTY COMPANY, LLC TO FIFTH
MODIFICATION TO AMENDED AND RESTATED REVOLVING LINE OF
CREDIT LOAN AGREEMENT, TERM LOANS AGREEMENT AND SECURITY
AGREEMENT AND  RELATED DOCUMENTS

North Henry Street Realty Company, LLC, a Delaware limited liability company (“North Henry”), the grantor under that certain Deed of Trust, Assignment of Rents and Security Agreement dated as of November 15, 2000 (the “Deed of Trust”), benefitting Wachovia Bank, National Association (formerly known as First Union National Bank) (“Wachovia”) to secure, among other things, that Commercial Note executed and made payable by On-Site Sourcing, Inc., a Delaware corporation and North Henry to Wachovia in the original principal amount of Five Million Eight Hundred Thousand and 00/100 Dollars ($5,800,000.00), does hereby acknowledge, consent and agree to the annexed Fifth Modification to Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement (the “Fifth Modification”), and all documents executed in connection with the Fifth Modification, and North Henry represents, warrants and agrees that North Henry has no offsets or defenses to the Deed of Trust, the Fifth Modification and the Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement modified thereby (and as previously modified), or any other document or agreement to which North Henry is bound or which was executed for the benefit of Wachovia.

NORTH HENRY STREET REALTY COMPANY, LLC, a Delaware limited liability company, by ON-SITE SOURCING, INC., a Delaware corporation, as its sole manager and sole member

By:	/s/ Jason Parikh	[SEAL]
Name:	Jason Parikh
Title:	CFO

State of Virginia	)
County of Arlington	) To Wit:

Acknowledged before me by Jason Parikh as CFO of On-Site Sourcing, Inc., a Delaware corporation, as the sole manager and member of North Henry Street Realty Company, LLC, a Delaware limited liability company this 24th day of March, 2003.

[SEAL]	/s/ A. Touloumes - Britt
Notary Public

My commission expires: 6/30/05